SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    16-Sep-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On September 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     16-Sep-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            16-Sep-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:    September 16, 2002

DISTRIBUTION SUMMARY

Class   Face Value		Beg   	Prin		  Rate		End
A-1     235258000.00      170095855.44  14286237.53     2.20000%       332631.90
A-2     543742000.00      507829066.20   5085927.31     2.16000%       975031.81
A-IO    233000000.00      233000000.00         0.00     6.50000%      1262083.33
M-1      66500000.00       66500000.00         0.00     2.88000%       170240.00
M-2      54625000.00       54625000.00         0.00     3.43000%       166545.56
B        49875000.00       49875000.00         0.00     4.43000%       196396.67
P             100.00            100.00         0.00                    302776.83
X               0.00       14250001.96         0.00     3.73015%      2683142.82
R               0.00              0.00         0.00     0.00000%            0.00
BIO      31500000.00       31500000.00         0.00     6.00000%       157500.00
Total   950000000.00      848924921.64  19372164.84                   6088848.92

Class		Loss		Int Shortfall	End
A-1           N/A       0.00 		155809617.91
A-2           N/A       0.00 		502743138.89
A-IO          N/A       0.00 		233000000.00
M-1          0.00       0.00  	 66500000.00
M-2          0.00       0.00  	 54625000.00
B            0.00       0.00  	 49875000.00
P            0.00                   	100.00
X            0.00       0.00  	 14250001.75
R            0.00                   	  0.00
BIO          0.00       0.00  	 31500000.00

AMOUNTS PER $1,000 UNIT
Class   Cusip   		   Prin	      Int		Loss			End
A-1    04541GCD2           60.72583092   1.41390261   0.00000000    662.29253802
A-2    04541GCE0            9.35356715   1.79318833   0.00000000    924.59868631
A-IO   04541GCF7            0.00000000   5.41666665   0.00000000   1000.00000000
M-1    04541GCG5            0.00000000   2.56000000   0.00000000   1000.00000000
M-2    04541GCH3            0.00000000   3.04888897   0.00000000   1000.00000000
B      04541GCJ9            0.00000000   3.93777784   0.00000000   1000.00000000
P      04541GCL4            0.00000000 3027768.3000   0.00000000   1000.00000000
X      04541GCK6            0.00000000   0.00000000   0.00000000      0.00000000
R      04541GCM2            0.00000000   0.00000000   0.00000000      0.00000000
BIO    04541GCN0            0.00000000   5.00000000   0.00000000   1000.00000000

Prin Distrib:
Begin Bal                                   863,175,023.39
     Sched Prin                                 584,263.71
     Prep                                    18,592,720.57
    Curt                                        103,586.85
     Net Liq Proceeds                            91,593.71
     Loan Purchase Prices                             0.00
     Tot Prin Remit                          19,372,164.84
     Pre-Funding Amt Distrib as Prin                  0.00
     Tot Prin Distrib                        19,372,164.84
     Net Real Losses                                  0.00

End Bal                                     843,802,858.80
End Overcoll Amt                             14,250,001.75

Num of Liq Loans                                      1.00

Int Distrib:
Sched Int-Curr Per-Net of Serv Fee            6,124,804.88
Capitalized Int Acct W/D                              0.00
Less Relief Act Int Shortfall                         0.00
                                              6,124,804.88


Serv Fee                                        359,655.78

Advances                                      1,373,244.10

Agg P&I  Advances                             2,559,350.60

Mortg Loans Outstanding         Count                 6153
                               Balance      843,802,858.80



Bal of Subsequent loans                               0.00

Remaining Amt in Pre Funding Acct                     0.00

WAM                                                    343
WAC                                               9.01480%

Delinq Info   Fairbanks                   Long Beach
          Count          Balance       Count        Balance
30-59   173       23,140,844.28          39    2,692,947.12
60-89    16        3,088,795.32           8      597,497.35
90+	    8          748,201.06           7      446,412.46
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosure
            Count          Balance
Fairbank           192    28,664,229.48
Long Beach          15     1,561,120.79

Bankruptcies
            Count          Balance
Fairbank           37         5,177,380
Long Beach         27         1,982,379

REO Properties
            Count          Balance
Fairbank             3          280,034
Long Beach           5          246,380

Int Shortfall
 								Relief Act
        Total        	  Losses        PPIS   	Int Shortfall
A-1      0.00              0.00         0.00         0.00
A-2      0.00              0.00         0.00         0.00
A-IO     0.00              0.00         0.00         0.00
M-1      0.00              0.00         0.00         0.00
M-2      0.00              0.00         0.00         0.00
B        0.00              0.00         0.00         0.00
X        0.00              0.00         0.00         0.00
BIO      0.00              0.00         0.00         0.00

Amt of Prep Prem                                      302,776.83

Real Losses incurred during the related Prep Per            0.00

Bankruptcy Losses                                           0.00

Cum Net Real Losses since Startup Day                  43,219.23

Agg Amt of Prep Int Shortfalls                              0.00

Agg Amt of Relief Act Int Shortfalls                        0.00

Req Overcoll Amt                                   14,250,002.00

Credit Enhancement %                                  21.954180%

Overcoll Inc Amt                                           0.00

Overcoll Reduction Amt                                     0.00
Pmt from Yield Maint Agreement                             0.00

Amt on Deposit in Pre-Funding acct                         0.00

Net Monthly Excess Cash Flow                       2,683,142.82

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurrence                                    NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA